Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

AMARIN CORPORATION PLC

(Exact name of registrant as specified in its charter)

England and Wales	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2 Pembroke House

Upper Pembroke Street 28-32

Dublin 2, Ireland

+353 1 6699 020

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Amarin Corporation plc 2011 Stock Incentive Plan, as amended

Amarin Corporation plc 2017 Employee Stock Purchase Plan

(Full title of the plans)

John F. Thero

President and Chief Executive Officer

Amarin Corporation plc

c/o Amarin Pharma, Inc.

1430 Route 206

Bedminster, NJ 07921, USA

(908) 719-1315

(Name, address, and telephone number, including area code, of agent for service)

Please send copies of all communications to:

Michael H. Bison, Esq.

William D. Collins, Esq.

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Telephone: (617) 570-1000

Facsimile: (617) 523-1231

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered (2)	Proposed maximum offering price per share (5)	Proposed maximum aggregate offering price (5)	Amount of registration fee
Amarin Corporation plc 2011 Stock Incentive Plan, as amended
Shares Reserved for Grant
Ordinary Shares, par value 50 pence each (1)	20,000,000(3)	$3.53	$70,600,000	$8,182.54
Amarin Corporation plc 2017 Employee Stock Purchase Plan
Shares Reserved for Grant
Ordinary Shares, par value 50 pence each (1)	3,000,000(4)	$3.53	$10,590,000	$1,227.39
TOTAL	23,000,000	$3.53	$81,190,000	$9,409.93

(1)	American Depositary Shares (“ADSs”), evidenced by American Depositary Receipts, issuable upon deposit of Ordinary Shares, par value 50 pence each (“Ordinary Shares”), of Amarin Corporation plc are registered on a separate registration statement. Each ADS represents one Ordinary Share.
(2)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also be deemed to cover such additional securities which become issuable by reason of any stock dividend, stock split, recapitalization or any other similar transactions.
(3)	Represents an increase to the number of shares of Ordinary Shares reserved for issuance pursuant to the Amarin Corporation plc 2011 Stock Incentive Plan, as amended by the Amendment No. 6 thereto (such plan, the “Plan” and such amendment, the “Plan Amendment”). Shares available for issuance under the Plan were previously registered on registration statements on Form S-8 filed with the Securities and Exchange Commission (the “Commission”) on September 16, 2011, August 8, 2012 and July 24, 2015.
(4)	Consists of 3,000,000 shares of Ordinary Shares issuable pursuant to the Amarin Corporation plc 2017 Employee Stock Purchase Plan (the “ESPP”).
(5)	Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(c) and 457(h) of the Securities Act. The proposed maximum aggregate offering price is based upon the average of the high and low sales prices of the ADSs, as reported on the Nasdaq Capital Market on August 1, 2017.

EXPLANATORY STATEMENT

In March 2017, the Board of Directors of Amarin Corporation plc (the “Company”) approved, subject to shareholder approval, the Plan Amendment which increased the aggregate number of Ordinary Shares authorized for issuance under the Plan by 20,000,000 Ordinary Shares. At the Company’s 2017 Annual General Meeting held on May 15, 2017 (the “2017 AGM”), the Company’s shareholders approved the Plan Amendment. The contents of the Company’s Registration Statement on Form S-8 (File No. 333-176877) filed with the Commission on September 16, 2011, the Company’s Registration Statement on Form S-8 (File No. 333-183160) filed with the Commission on August 8, 2012, and the Company’s Registration Statement on Form S-8 (File No. 333-205863) filed with the Commission on July 24, 2015, each relating to the Plan, are incorporated by reference into this Registration Statement pursuant to General Instruction E to Form S-8. This Registration Statement registers, among other securities described below, the 20,000,000 Ordinary Shares reserved for issuance under the Plan pursuant to the Plan Amendment.

In March 2017, the Board of Directors of the Company approved, subject to shareholder approval, the Amarin Corporation plc 2017 Employee Stock Purchase Plan (the “ESPP”), under which an aggregate of 3,000,000 Ordinary Shares will be reserved and available for issuance. At the 2017 AGM, the Company’s shareholders approved the ESPP. This Registration Statement registers, among other securities described above, the 3,000,000 Ordinary Shares reserved for issuance under the ESPP.

Part I

The information required by Part I to be contained in a Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.	Plan Information. *

Item 2.	Registrant Information and Employee Plan Annual Information.*

*	Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act, and the “Note” to Part I of Form S-8.

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Part II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.	INCORPORATION OF DOCUMENTS BY REFERENCE.

The Company hereby incorporates by reference in this Registration Statement the following documents previously filed by the Company with the Commission:

1.	The Company’s Annual Report on Form 10-K for the year ended December 31, 2016;

2.	The Company’s annual Proxy Statement on Schedule 14A relating to its Annual General Meeting of shareholders, filed with the Commission on April 21, 2017 (with respect to those portions incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, other than information furnished rather than filed);

3.	The Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017;

4.	The Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2017;

5.	The Company’s Current Reports on Form 8-K filed with the Commission on January 5, 2017 (only with respect to item(s) deemed “filed” with the Commission contained in such Report), January 20, 2017 (only with respect to item(s) deemed “filed” with the Commission contained in such Report), January 25, 2017, February 28, 2017 (only with respect to item(s) deemed “filed” with the Commission contained in such Report), March 27, 2017, May 3, 2017 (only with respect to item(s) deemed “filed” with the Commission contained in such Report), May 19, 2017, and August 2, 2017 (only with respect to item(s) deemed “filed” with the Commission contained in such Report); and

II-1

6.	The section entitled “Description of Registrant’s Securities to be Registered” contained in the Company’s Registration Statement on Form 8-A filed with the Commission on March 19, 1993, including any amendment or report filed for the purpose of updating such description.

ITEM 8.	EXHIBITS.

Exhibit No.	Description of Exhibit

4.1	Articles of Association of Amarin Corporation plc (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2013, filed with the Commission on August 8, 2013, File No. 000-21392).

4.2	Amarin Corporation plc 2011 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2011, filed with the Commission on August 9, 2011, File No. 000-21392).

4.3	Amendment No. 1 to Amarin Corporation plc 2011 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2012, filed with the Commission on August 8, 2012, File No. 333-176897).

4.4	Amendment No. 2 to Amarin Corporation plc 2011 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2012, filed with the Commission on August 8, 2012, File No. 333-167897).

4.5	Amendment No. 3 to Amarin Corporation plc 2011 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Commission on February 28, 2012, File No. 333-167897).

4.6	Amendment No. 4 to Amarin Corporation plc 2011 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2015, filed with the Commission on August 6, 2015, File No. 000-21392).

4.7	Amendment No. 5 to Amarin Corporation plc 2011 Stock Incentive (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2015, filed with the Commission on August 6, 2015, File No. 000-21392).

*4.8	Amendment No. 6 to Amarin Corporation plc 2011 Stock Incentive Plan.

*4.9	Amarin Corporation plc 2017 Employee Stock Purchase Plan.

4.10	Form of Amended and Restated Deposit Agreement, dated as of November 4, 2011, among the Company, Citibank, N.A., as Depositary, and all holders from time to time of American Depositary Receipts issued thereunder (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the Commission on February 29, 2012).

4.11	Form of Ordinary Share certificate (incorporated herein by reference to Exhibit 2.4 to the Registrant’s Annual Report on Form 20-F for the fiscal year ended December 31, 2002, filed with the Commission on April 24, 2003).

4.12	Form of American Depositary Receipt evidencing ADSs (incorporated herein by reference to Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the Commission on February 29, 2012).

*5.1	Opinion of K&L Gates LLP.

*23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

*23.2	Consent of K&L Gates LLP (included in Exhibit 5.1).

*24.1	Power of Attorney (included in the Registration Statement under “Signatures”).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Dublin Ireland, on August 2, 2017.

Amarin Corporation plc

By:	/s/ John F. Thero
John F. Thero, President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

We, the undersigned officers and directors of Amarin Corporation plc, hereby severally constitute and appoint John F. Thero, Michael W. Kalb and Joseph T. Kennedy, and each of them singly (with full power to each of them to act alone), our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign for us and in our names in the capacities indicated below any and all amendments (including post-effective amendments) to this registration statement on Form S-8 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John F. Thero	Director, President and Chief Executive	August 2, 2017
John F. Thero	Officer (Principal Executive Officer)

/s/ Michael W. Kalb	Senior Vice President and Chief Financial Officer	August 2, 2017
Michael W. Kalb	(Principal Financial and Account Officer)

/s/ Lars G. Ekman, M.D., Ph.D.	Director	August 2, 2017
Lars G. Ekman, M.D., Ph.D.

/s/ David Stack	Director	August 2, 2017
David Stack

/s/ Joseph S. Zakrzewski	Director	August 2, 2017
Joseph S. Zakrzewski

/s/ Jan van Heek	Director	August 2, 2017
Jan van Heek

/s/ Kristine Peterson	Director	August 2, 2017
Kristine Peterson

/s/ Patrick J. O’Sullivan	Director	August 2, 2017
Patrick J. O’Sullivan

/s/ John F. Thero	Authorized Representative in the U.S.	August 2, 2017
John F. Thero

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Articles of Association of Amarin Corporation plc (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2013, filed with the Commission on August 8, 2013, File No. 000-21392).

4.2	Amarin Corporation plc 2011 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2011, filed with the Commission on August 9, 2011, File No. 000-21392).

4.3	Amendment No. 1 to Amarin Corporation plc 2011 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2012, filed with the Commission on August 8, 2012, File No. 333-176897).

4.4	Amendment No. 2 to Amarin Corporation plc 2011 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2012, filed with the Commission on August 8, 2012, File No. 333-167897).

4.5	Amendment No. 3 to Amarin Corporation plc 2011 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Commission on February 28, 2012, File No. 333-167897).

4.6	Amendment No. 4 to Amarin Corporation plc 2011 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2015, filed with the Commission on August 6, 2015, File No. 000-21392).

4.7	Amendment No. 5 to Amarin Corporation plc 2011 Stock Incentive (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2015, filed with the Commission on August 6, 2015, File No. 000-21392).

*4.8	Amendment No. 6 to Amarin Corporation plc 2011 Stock Incentive Plan.

*4.9	Amarin Corporation plc 2017 Employee Stock Purchase Plan.

4.10	Form of Amended and Restated Deposit Agreement, dated as of November 4, 2011, among the Company, Citibank, N.A., as Depositary, and all holders from time to time of American Depositary Receipts issued thereunder (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the Commission on February 29, 2012).

4.11	Form of Ordinary Share certificate (incorporated herein by reference to Exhibit 2.4 to the Registrant’s Annual Report on Form 20-F for the fiscal year ended December 31, 2002, filed with the Commission on April 24, 2003).

4.12	Form of American Depositary Receipt evidencing ADSs (incorporated herein by reference to Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the Commission on February 29, 2012).

*5.1	Opinion of K&L Gates LLP.

*23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

*23.2	Consent of K&L Gates LLP (included in Exhibit 5.1).

*24.1	Power of Attorney (included in the Registration Statement under “Signatures”).

*	Filed herewith.